For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.      Issuer: Citigroup Global Markets Inc. (CUSIP 17313UAE9)

2.	Date of Purchase: January 23, 2009

3.	Date offering commenced: January 23, 2009

4.      Underwriters from whom purchased:  Citigroup Global Markets Inc.

5. Affiliated Underwriter managing or participating in syndicate: UBS Securities LLC

6.      Aggregate principal amount or number of shares purchased:  $3,865,000

7.      Aggregate principal amount or total number of shares of offering:
$7,500,000,000

8.	Purchase price (net of fees and expenses):  $99.806

9.	Initial public offering price:  $99.806

10.	Commission, spread or profit:  0.30%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                    X
underwriting.

e.    The commission, spread or profit was reasonable          X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor        X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the           X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect       X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.



Approved:  /s/Artemis Brannigan	                        Date:  February 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Federal National Mortgage Association (CUSIP 31398AUU4)

2.	Date of Purchase: January 8, 2009	3.  Date offering commenced:
January 8, 2009

4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $4,155,000

7.	Aggregate principal amount or total number of shares of offering:
$6,000,000,000

8.	Purchase price (net of fees and expenses):  $99.983

9.	Initial public offering price:  $99.983

10.	Commission, spread or profit:  0.0750%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g. The amount of such securities purchased by the              X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan Date:                          February 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Federal National Mortgage Association (CUSIP 31398AVD1)

2.	Date of Purchase: February 3, 2009	3.  Date offering commenced:
February 3, 2009

4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $3,650,000

7.	Aggregate principal amount or total number of shares of offering:
$7,000,000,000

8.	Purchase price (net of fees and expenses):  $99.921

9.	Initial public offering price:  $99.921

10.	Commission, spread or profit:  0.10%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Cox Communications (CUSIP 22404BV8)

2.	Date of Purchase: February 12, 2009	3.  Date offering commenced:
February 12, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $850,000

7.	Aggregate principal amount or total number of shares of offering:
$1,250,000,000

8.	Purchase price (net of fees and expenses):  $99.613

9.	Initial public offering price:  $99.63

10.	Commission, spread or profit:  0.996%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Honeywell International Inc.(CUSIP 438516AY2)

2.	Date of Purchase: February 17, 2009	3.  Date offering commenced:
February 17, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $990,000

7.	Aggregate principal amount or total number of shares of offering:
$6,000,000,000

8.	Purchase price (net of fees and expenses):  $99.736

9.	Initial public offering price:  $99.736

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments


1.	Issuer: FHLMC Reference Notes (CUSIP 3137EABY4)

2.	Date of Purchase: February 18, 2009

3.  	Date offering commenced: February 18, 2009

4.	Underwriters from whom purchased:  Morgan Stanley & Co. Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $3,200,000

7.	Aggregate principal amount or total number of shares of offering:
$10,000,000,000

8.	Purchase price (net of fees and expenses):  $99.636

9.	Initial public offering price:  $99.636

10.	Commission, spread or profit:  0.075%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Roche Holdings Inc.(CUSIP 771196AQ5)

2.	Date of Purchase: February 18, 2009

3.  	Date offering commenced: February 18, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $1,750,000

7.	Aggregate principal amount or total number of shares of offering:
$2,750,000,000

8.	Purchase price (net of fees and expenses):  $99.274

9.	Initial public offering price:  $99.274

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Roche Holdings Inc.(CUSIP 771196AXO)

2.	Date of Purchase: February 20, 2009

3.  	Date offering commenced: February 20, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $395,000

7.	Aggregate principal amount or total number of shares of offering:
$1,250,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  0.20%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Federal National Home Loan Association (CUSIP 438516AY2)

2.	Date of Purchase: February 26, 2009	                             3.
Date offering commenced: February 26, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $5,745,000

7.	Aggregate principal amount or total number of shares of offering:
$15,000,000,000

8.	Purchase price (net of fees and expenses):  $99.897

9.	Initial public offering price:  $99.897

10.	Commission, spread or profit:  0.0625%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  March 9, 2009
Print Name: Artemis Brannigan



For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Eli Lilly and Company (CUSIP 532457BD9)

2.	Date of Purchase: March 3, 2009	3.  Date offering commenced: March 3,
2009

4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $810,000

7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000

8.	Purchase price (net of fees and expenses):  $99.898

9.	Initial public offering price:  $99.898

10.	Commission, spread or profit:  0.25%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  April 6, 2009
Print Name: Artemis Brannigan

For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: United Parcel Service, Inc.(CUSIP 911312AL0)

2.	Date of Purchase: March 19, 2009

3.  	Date offering commenced: March 19, 2009

4.	Underwriters from whom purchased:  Citigroup Global Markets, Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $2,675,000

7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000

8.	Purchase price (net of fees and expenses):  $99.788

9.	Initial public offering price:  $99.788

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  April 6, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Pfizer Inc.(CUSIP 717081DA8)

2.	Date of Purchase: March 17, 2009

3.  	Date offering commenced: March 17, 2009

4.	Underwriters from whom purchased:  J.P. Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $2,775,000

7.	Aggregate principal amount or total number of shares of offering:
$3,000,000,000

8.	Purchase price (net of fees and expenses):  $99.875

9.	Initial public offering price:  $99.875

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  April 6, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management, Inc.
1.	Issuer: Halliburton Company (CUSIP 406216AX9)

2.	Date of Purchase: March 10, 2009

3.  	Date offering commenced: March 10, 2009

4.	Underwriters from whom purchased:  Greenwich Capital Markets, Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $980,000

7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000

8.	Purchase price (net of fees and expenses):  $99.656

9.	Initial public offering price:  $99.656

10.	Commission, spread or profit:  0.65%

11.  Have the following conditions been satisfied?            YES            NO

a. The securities are part of an issue registered under        X
the Securities Act of 1933 that is being offered to the public.

b. The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan                            Date:  April 6, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Municipal Fixed Income Investments

Name of Adviser or SubAdviser Standish Mellon Asset Management
1.	Issuer: State of California

2.	Date of Purchase: March 25, 2009

3.  	Date offering commenced: March 25, 2009

4.	Underwriters from whom purchased:  Merrill Lynch

5.	Affiliated Underwriter managing or participating in syndicate: Pershing

6.	Aggregate principal amount or number of shares purchased:  $3,000,000

7.	Aggregate principal amount or total number of shares of offering:
$6,543,020,000

8.	Purchase price (net of fees and expenses):  $102.315

9.	Initial public offering price:  $102.315

10.	Commission, spread or profit:  0.625%

11.  Have the following conditions been satisfied?            YES           NO

a. The securities are municipal securities as defined in       X
Section 3(a)(29) of the Securities Act of 1934.


b. The securities were purchased prior to the end of the       X
first day on which any sales are made.

c. The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d. The underwriting was a firm commitment                      X
underwriting.

e. The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities has received an                X
investment grading form a nationally recognized statistical rating organization or, if the issuer, or entity supplying the revenues from which the issues it be paid, shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.

g.The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h. No purchase were designated as group sales or               X
otherwise allocated to the account of any Affiliated
Underwriter.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/David A. Robesco			Date:  April 16, 2009
Print Name: David A. Robesco


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764
FORM 10f3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or SubAdviser Goldman Sachs Asset Management L.P.

1.	Issuer:   Pfizer Inc.(CUSIP 717081IDB)

2.	Date of Purchase:  March 17, 2009      3.  Date offering commenced:
March 17, 2009

4.	Underwriter(s) from whom purchased:  J.P. Morgan

5.	Affiliated Underwriter managing or participating in syndicate: Goldman
Sachs & Co. and UBS Securities
6.	Aggregate principal amount or number of shares purchased:  625,000 by the Fund

7.	Aggregate principal amount or total number of shares of offering:
3,250,000,000

8.	Purchase price per unit or share (net of fees and expenses):  99.899

9.	Initial public offering price per unit or share:  99.899

10.	Commission, spread or profit: 0.45%

11.	Have the following conditions been satisfied?     YES       NO

a.  The securities are part of an issue registered         X
under Securities Act f 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 940
Act).

b.  The securities were purchased prior to the end of      X
the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

c.  The securities were purchased at a price not           X
more than the price paid by each other purchaser in the offering or any concurrent offering.

d.  The underwriting was a firm commitment                 X
underwriting.

e.	The commission, spread or profit was reasonable    X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor        X
has been in continuous operation for not less than three years.

g.  The amount of such securities purchased by the         X
Fund and all other accounts over which the Adviser
(or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter benefited directly or        X
indirectly from the purchase.


Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.
Approved:  /s/Stephen Goldman		Date:	April 17, 2009
Print Name: Stephen Goldman


For period ending July 31, 2009
     Exhibit 77(o)
File number 8118764
FORM 10f3
Registered Domestic Securities and Government Seurities

Fund:	 UBS PACE Alternative Strategies Investments
Name of Adviser or SubAdviser Goldman Sachs Asset Management L.P.

1.	Issuer:   Republic of Peru (CUSIP 715638AW2)

2.	Date of Purchase:  March 25, 2009      3.  Date offering commenced:
March 25, 2009

4.	Underwriter(s) from whom purchased:  J.P. Morgan

5.	Affiliated Underwriter managing or participating in syndicate: Goldman
Sachs & Co.

6.	Aggregate principal amount or number of shares purchased:  250,000 by the Fund

7.	Aggregate principal amount or total number of shares of offering:
1,000,000,000

8.	Purchase price per unit or share (net of fees and expenses):  99.5

9.	Initial public offering price per unit or share:  99.5

10.	Commission, spread or profit: 0.2%

11.	Have the following conditions been satisfied?         YES     NO

a.  The securities are part of an issue registered             X
under Securities Act f 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 940
Act).

b.  The securities were purchased prior to the end of          X
the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated)

c.  The securities were purchased at a price not               X
more than the price paid by each other purchaser in the offering or any concurrent offering.

d.  The underwriting was a firm commitment                     X
underwriting.

f.	The commission, spread or profit was reasonable        X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f. The issuer of the securities and any predecessor            X
has been in continuous operation for not less than three years.

g.  The amount of such securities purchased by the             X
Fund and all other accounts over which the Adviser
(or Subadviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

h.  No Affiliated Underwriter benefited directly or            X
indirectly from the purchase.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or SubAdviser participating in a selling syndicate, as applicable.
Approved:  /s/Stephen Goldman		Date:	April 17, 2008
Print Name: Stephen Goldman


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Small/Medium Co Growth Investments

Name of Adviser or SubAdviser Palisade Capital Management LLC
1.	Issuer: Commscope Inc. Common Stock Secondary Offering

2.	Date of Purchase: May 21, 2009	3.  Date offering commenced: May 21,
2009

4.	Underwriters from whom purchased:  JP Morgan Securities

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities, Inc.

6.	Aggregate principal amount or number of shares purchased:  60,000 PCM

7.	Aggregate principal amount or total number of shares of offering:
14,300 shares

8.	Purchase price (net of fees and expenses):  $22.00

9.	Initial public offering price:  $22.00

10.	Commission, spread or profit:  $00.56/share

11.  Have the following conditions been satisfied?              YES       NO

a.	The securities are part of an issue registered under     X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the      X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more          X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                      X
underwriting.

e.    The commission, spread or profit was reasonable            X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor          X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the             X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect         X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.


Approved:  /s/Judith C. Keilp			Date:  July 20, 2009
Print Name: Judith C. Keilp

For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Global Real Estate Securities
Investments
Name of Adviser or SubAdviser Goldman Sachs Management L.P.
1.	Issuer: Hopson Development Holdings Limited
2.	Date of Purchase: June 3, 2009	3.  Date offering commenced: June 3,
2009
4.	Underwriters from whom purchased:  Deutsche Bank
5.	Affiliated Underwriter managing or participating in syndicate: UBS
Investment Bank
6.	Aggregate principal amount or number of shares purchased:  358,000 shares
7.	Aggregate principal amount or total number of shares of offering:
120,000,000
shares
8.	Purchase price (net of fees and expenses): HK$13.30
9.	Initial public offering price:  HK$13.30
10.	Commission, spread or profit:  N/A
11.  Have the following conditions been satisfied?              YES      NO

a.	The securities are sold in an offering exempt from       X
registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b.    The securities are sold to persons reasonably              X
believed to be qualified institutional buyers (QIBS).

c.    The securities are reasonably believed to be eligible      X
for resale to other QIBs

d.   The securities were purchased prior to the end of the       X
first day on which any sales are made (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering terminated.)

e.   The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering or any concurrent offering.

f.    The underwriting was a firm commitment                     X
underwriting.

g.   The commission, spread, or profit was reasonable            X
and fair in relation to that being received by others for underwriting similar securities during the same period.

h.    The issuer of the securities and any predecessor has       X
been in continuous operation for not less than three years.

i.    The amount of such securities purchased by the             X
Fund and all other accounts over which the Adviser
(or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.    No Affiliated Underwriter benefited directly or            X
indirectly from the purchase.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.

Approved:  /s/Colin Bell			Date:  July 10, 2009
Print Name: Colin Bell



For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or SubAdviser Goldman Sachs Management L.P.
1.	Issuer: Florida Gas Transmission
2.	Date of Purchase: April 29, 2009	3.  Date offering commenced: April 29,
2009
4.	Underwriters from whom purchased:  BOA Securities LLC
5.	Affiliated Underwriter managing or participating in syndicate: Goldman
Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:  $350,000
7.	Aggregate principal amount or total number of shares of offering:
$600,000,000
8.	Purchase price (net of fees and expenses): 99.82
9.	Initial public offering price:  99.82
10.	Commission, spread or profit:  0.65%
11.  Have the following conditions been satisfied?           YES      NO

a.	The securities are sold in an offering exempt from    X
registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b.    The securities are sold to persons reasonably           X
believed to be qualified institutional buyers (QIBS).

c.    The securities are reasonably believed to be eligible   X
for resale to other QIBs

d.   The securities were purchased prior to the end of the    X
first day on which any sales are made (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering terminated.)

e.   The securities were purchased at a price not more        X
than the price paid by each other purchaser in the offering or any concurrent offering.

f.    The underwriting was a firm commitment                  X
underwriting.

g.   The commission, spread, or profit was reasonable         X
and fair in relation to that being received by others for underwriting similar securities during the same period.

h.    The issuer of the securities and any predecessor has    X
been in continuous operation for not less than three years.

i.    The amount of such securities purchased by the          X
Fund and all other accounts over which the Adviser
(or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.    No Affiliated Underwriter benefited directly or         X
indirectly from the purchase.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.

Approved:  /s/Steve Goldman			Date:  July 1, 2009
Print Name: Steve Goldman



For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Alternative Strategies Investments
Name of Adviser or SubAdviser Goldman Sachs Management L.P.
1.	Issuer: Capital One Bank USA NA (CUSIP 140420MV9)
2.	Date of Purchase: June 18, 2009	3.  Date offering commenced: June 18, 2009
4.	Underwriters from whom purchased:  Smith Barney
5.	Affiliated Underwriter managing or participating in syndicate: Goldman
Sachs & Co.
6.	Aggregate principal amount or number of shares purchased:  $375,000
7.	Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.	Purchase price (net of fees and expenses): 99.962
9.	Initial public offering price:  99.962
10.	Commission, spread or profit:  0.45%
11.  Have the following conditions been satisfied?               YES     NO

a.	The securities are sold in an offering exempt from        X
registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.

b.    The securities are sold to persons reasonably               X
believed to be qualified institutional buyers (QIBS).

c.    The securities are reasonably believed to be eligible       X
for resale to other QIBs

d.   The securities were purchased prior to the end of the        X
first day on which any sales are made (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering terminated.)

e.   The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering or any concurrent offering.

f.    The underwriting was a firm commitment                      X
underwriting.

g.   The commission, spread, or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

h.    The issuer of the securities and any predecessor has        X
been in continuous operation for not less than three years.

i.    The amount of such securities purchased by the              X
Fund and all other accounts over which the Adviser
(or SubAdviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

j.    No Affiliated Underwriter benefited directly or             X
indirectly from the purchase.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.

Approved:  /s/Steve Goldman			Date:  July 1, 2009
Print Name: Steve Goldman



For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: Verizon Wireless Capital LLC (CUSIP 92344SAR1)

2.	Date of Purchase: May 19, 2009	3.  Date offering commenced: May 19,2009

4.	Underwriters from whom purchased:  Goldman, Sachs & Co.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $3,930,000

7.	Aggregate principal amount or total number of shares of offering:
$2,750,000,000

8.	Purchase price (net of fees and expenses):  $99.922

9.	Initial public offering price:  $99.922

10.	Commission, spread or profit:  0.22%

11.  Have the following conditions been satisfied?                YES       NO

a.	The securities are part of an issue registered under       X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                        X
underwriting.

e.    The commission, spread or profit was reasonable              X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  June 12, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: Verizon Wireless Capital LLC (CUSIP 92343VAV6)

2.	Date of Purchase: March 24, 2009	3.  Date offering commenced: March 24, 2009

4.	Underwriters from whom purchased:  Barclays Capital Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $775,000

7.	Aggregate principal amount or total number of shares of offering:
$1,750,000,000

8.	Purchase price (net of fees and expenses):  $98.518

9.	Initial public offering price:  $98.518

10.	Commission, spread or profit:  0.450%

11.  Have the following conditions been satisfied?                YES     NO

a.	The securities are part of an issue registered under       X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                        X
underwriting.

e.    The commission, spread or profit was reasonable              X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  April 4, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: ConocoPhillips (CUSIP 20825CAT1)

2.	Date of Purchase: May 18, 2009	3.  Date offering commenced: May 18,2009

4.	Underwriters from whom purchased:  Deutsche Bank Securities Inc..

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $2,025,000

7.	Aggregate principal amount or total number of shares of offering:
$1,500,000,000

8.	Purchase price (net of fees and expenses):  $99.911

9.	Initial public offering price:  $99.911

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?                YES    NO

a.	The securities are part of an issue registered under       X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                        X
underwriting.

e.    The commission, spread or profit was reasonable              X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  June 12, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: Merck (CUSIP 589331AP2)

2.	Date of Purchase: June 22, 2009	3.  Date offering commenced: June 22,
2009

4.	Underwriters from whom purchased:  JP Morgan Securities Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Securities LLC

6.	Aggregate principal amount or number of shares purchased:  $1,325,000

7.	Aggregate principal amount or total number of shares of offering:
$1,000,000,000

8.	Purchase price (net of fees and expenses):  $99.598

9.	Initial public offering price:  $99.598

10.	Commission, spread or profit:  0.35%

11.  Have the following conditions been satisfied?                YES    NO

a.	The securities are part of an issue registered under       X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                        X
underwriting.

e.    The commission, spread or profit was reasonable              X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  June 12, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: Rabobank Nederland (CUSIP 749770AQ6)

2.	Date of Purchase: May 29, 2009	3.  Date offering commenced: May 29,
2009

4.	Underwriters from whom purchased:  Credit Suisse Securities (USA) LLC

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $300,000

7.	Aggregate principal amount or total number of shares of offering:
$1,500,000,000

8.	Purchase price (net of fees and expenses):  $100.00

9.	Initial public offering price:  $100.00

10.	Commission, spread or profit:  0.01%

11.  Have the following conditions been satisfied?               YES     NO

a.	The securities are part of an issue registered under      X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                       X
underwriting.

e.    The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor           X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the              X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  June 12, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Intermediate Fixed Income Investments

Name of Adviser or SubAdviser BlackRock Financial Management Inc.
1.	Issuer: Citigroup Funding Inc. (CUSIP 17313YAB7)

2.	Date of Purchase: April 30, 2009	3.  Date offering commenced: April 30,
2009

4.	Underwriters from whom purchased:  Citigroup Global Markets Inc.

5.	Affiliated Underwriter managing or participating in syndicate: UBS
Investment Bank

6.	Aggregate principal amount or number of shares purchased:  $7,200,000

7.	Aggregate principal amount or total number of shares of offering:
$2,300,000,000

8.	Purchase price (net of fees and expenses):  $99.971

9.	Initial public offering price:  $99.971

10.	Commission, spread or profit:  0.25%

11.  Have the following conditions been satisfied?                YES    NO

a.	The securities are part of an issue registered under       X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the        X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more            X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                        X
underwriting.

e.    The commission, spread or profit was reasonable              X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor            X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the               X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect           X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Artemis Brannigan			Date:  May 18, 2009
Print Name: Artemis Brannigan


For period ending July 31, 2009
	Exhibit 77(o)
File number 8118764

FORM 10f3FUND: UBS PACE Large Co Value Equity Investments
Name of Adviser or SubAdviser Institutional Capital LLC
1.	Issuer: Wells Fargo & Co.

2.	Date of Purchase: May 8, 2009	3.  Date offering commenced: May 8,
2009

4.	Underwriters from whom purchased:  J.P. Morgan

5.	Affiliated Underwriter managing or participating in syndicate: UBS

6.	Aggregate principal amount or number of shares purchased:  $79,250

7.	Aggregate principal amount or total number of shares of offering:
$341,000,000

8.	Purchase price (net of fees and expenses):  $22.00/Share

9.	Initial public offering price:  $22.00/Share

10.	Commission, spread or profit:  $0.2772

11.  Have the following conditions been satisfied?               YES    NO

a.	The securities are part of an issue registered under      X
the Securities Act of 1933 that is being offered to the public.

b.    The securities were purchased prior to the end of the       X
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

c.    The securities were purchased at a price not more           X
than the price paid by each other purchaser in the offering.

d.   The underwriting was a firm commitment                       X
underwriting.

e.    The commission, spread or profit was reasonable             X
and fair in relation to that being received by others for underwriting similar securities during the same period.

f.     The issuer of the securities and any predecessor           X
have been in continuous operations for not less than three years.

g.    The amount of such securities purchased by the              X
Fund and all investment companies advised by UBS
Global AM or the Fund's SubAdviser, if applicable, did not exceed 25% of the principal amount of the offering sold.

h.    No Affiliated Underwriter was a direct or indirect          X
participant in or beneficiary of the sales.

Note: Refer to the Rule 10f3 Procedures for the definitions of the capitalized terms above. In prticular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a SubAdviser, Affiliated Underwriter shall also include any brokerage affiliate of the SubAdviser.




Approved:  /s/Holly A. Krebs			Date:  May 11, 2009
Print Name: Holly A. Krebs